UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)August 13, 2026

BigBear.ai Holdings, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

7950 Jones Branch Drive, First Floor, North Tower
McLean, VA 22102
(Address of principal executive offices) (Zip Code)

(410) 312-0885
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange

Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2026, the Board of Directors (the “Board”) of BigBear.ai Holdings, Inc., a Delaware corporation (the “Corporation”) elected Ret. Lt. Gen. Sean Gainey to serve on the Board and its Nominating and Corporate Governance Committee.

From January 2024 through April 2026, Mr. Gainey was a Commander, Three Star General in the United States Army Space and Missile Defense Command and Joint Task Force Gold, where he led two teams responsible for Army and joint force Space and Missile Defense. Prior to that, Mr. Gainey served for four years as Director, Joint Counter Unmanned Aerial System Office in the Department of Defense, where he established a new joint organization to defeat the Unmanned Aerial System (Drone) threat. From 2015 to 2020, Mr. Gainey held various positions within the United States Army, including Deputy Commander, Commander and Director, Joint Staff.

Mr. Gainey will receive compensation pursuant to the Corporation’s customary director compensation policy, as described in the Corporation’s definitive proxy statement for the 2026 Annual Meeting of Stockholders, filed with the SEC on April 28, 2026, under the heading “Non-Employee Director Compensation,” including the annual restricted stock unit award described therein prorated to Mr. Gainey’s date of election.

Mr. Gainey has executed the Corporation’s standard indemnification agreement for directors, the updated form of which is filed herewith as Exhibit 10.1.

There is no arrangement or understanding between Mr. Gainey and any other person pursuant to which Mr. Gainey was selected as a director. Mr. Gainey is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K pursuant to the Securities Act of 1933, as amended. There are no family relationships between Mr. Gainey and any director or executive officer of the Corporation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Form of Indemnification Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2026

By:/s/ Sean Ricker Name: Sean Ricker Title: Chief Financial Officer